UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

AVANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29175	94-3285348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40919 Encyclopedia Circle

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 897-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

The information called for by this item is contained in Item 8.01, which is incorporated herein by reference.

Item 8.01.	Other Information.

On March 1, 2007, Avanex Corporation (“Avanex”) announced that it had entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Global Research Company, a société à responsibilité limitée incorporated under the laws of France (“GRC”), and Mr. Didier Sauvage, an individual (together with GRC, the “Purchasers”), pursuant to which Avanex will transfer ninety percent (90%) of the share capital and voting rights of its wholly owned subsidiary, Avanex France (“Avanex France”), a société anonyme incorporated under the laws of France, which owns Avanex’s semiconductor fabs and associated product lines located in Nozay, France, to the Purchasers for the nominal amount of €1.00 (the “Transaction”). The Transaction is expected to close in the second calendar quarter (Avanex’s fourth fiscal quarter) of 2007 (the “Closing”). The Purchasers have indicated that they intend to change the name of Avanex France to “3S Photonics” following the Closing. A copy of the Share Purchase Agreement is attached as Exhibit 2.1 to Avanex’s Current Report on Form 8-K filed on March 2, 2007 and is incorporated herein by reference.

Upon the Closing, we will be obligated to pay up to approximately $17.7 million of cash to 3S Photonics for the funding of operating expenses and certain liabilities being assumed by 3S Photonics in the Transaction. In addition, based on certain costs incurred to date and future estimated costs, we expect to incur approximately $1.5 million of cash for legal, accounting and other fees as a result of the Transaction.

This Current Report on Form 8-K attaches hereto as Exhibit 99.1 and incorporates by reference herein the unaudited pro forma condensed consolidated financial information of Avanex as of and for the six months ended December 31, 2006, and for the year ended June 30, 2006.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement, dated February 28, 2007 (incorporated herein by reference to Exhibit 2.1 of Avanex’s Current Report on Form 8-K, filed on March 2, 2007)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Avanex Corporation as of and for the six months ended December 31, 2006, and for the year ended June 30, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANEX CORPORATION

	By:	/s/ MARLA SANCHEZ
Marla Sanchez Senior Vice President and Chief Financial Officer

Date: March 30, 2007

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement, dated February 28, 2007 (incorporated herein by reference to Exhibit 2.1 of Avanex’s Current Report on Form 8-K, filed with the Commission on March 2, 2007)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Avanex Corporation as of and for the six months ended December 31, 2006, and for the year ended June 30, 2006

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